Exhibit 99

              TRANSGENOMIC INC. REPORTS SECOND QUARTER 2006 RESULTS

    OMAHA, Neb., Aug. 10 /PRNewswire-FirstCall/ -- Transgenomic Inc. (Nasdaq:
TBIO) today announced financial results for the quarter ended June 30, 2006. The Company's financial results are presented in the tables that follow.

    Second Quarter 2006

    The Company reported a net loss of $383,000 or $0.01 per share for the second quarter of 2006 as compared to a net loss of $998,000 or $0.03 per share for the second quarter of 2005. The 2006 net loss was comprised of a loss from continuing operations of $258,000 or $0.01 per share and a loss from discontinued operations of $125,000. The 2005 net loss was comprised of a loss from continuing operations of $473,000 or $0.01 per share and a loss from discontinued operations of $525,000 or $0.02 per share.

    Net sales from continuing operations were $6.2 million during the second quarter 2006, compared to $6.9 million during the comparable period of 2005. Gross profit from continuing operations was $3.0 million or 49 percent during the second quarter of 2006 compared to $3.5 million or 51 percent during the comparable period of 2005. Operating expenses from continuing operations were $3.4 million during the second quarter of 2006 compared to $3.9 million during the same period of 2005. The Company generated positive cash flows from operations of $691,000 during the second quarter of 2006 compared to cash flows used in operations of $959,000 during the same period of 2005. Cash and cash equivalents totaled $7.4 million at June 30, 2006.

    Six Months Ended June 30, 2006

    The Company reported a net loss of $700,000 or $0.01 per share for the six months ended June 30, 2006 as compared to a net loss of $3.9 million or $0.12 per share during the comparable period of 2005. The 2006 net loss was comprised of a loss from continuing operations of $561,000 or $0.01 per share and a loss from discontinued operations of $139,000. The 2005 net loss was comprised of a loss from continuing operations of $2.6 million or $0.08 per share and a loss from discontinued operations of $1.3 million or $0.04 per share.

    Net sales from continuing operations were $12.7 million for the six months ended June 30, 2006, compared to $13.8 million during the comparable period of 2005. Gross profit from continuing operations was $6.0 million or 48 percent for the six months ended June 30, 2006 compared to $6.9 million or 50 percent in 2005. Operating expenses from continuing operations were $6.7 million for the six months ended June 30, 2006 compared to $7.8 million during the comparable period of 2005. The Company generated positive cash flows from operations of $665,000 for the six months ended June 30, 2006 compared to cash flows used in operations of $1.2 million during the same period in 2005.

    Comment and Outlook

    The Company's President and Chief Executive Officer, Craig Tuttle, indicated that the Company achieved a significant milestone during the quarter by generating its first ever positive operating cash flows. He further noted that his immediate priorities were to maximize opportunities from existing products, focus and streamline the product development pipeline and to accelerate the drive to profitability. Tuttle stated, "We are currently looking to commercialize several new products and services that leverage on enhancing the capabilities of our highly sensitive and effective mutation screening technologies. The first of these is our Surveyor(R) CE technology that reduces the cost and time required for discovering mutations using routine sequencing platforms. The second is a stronger commercial push of our lab services business for both research and clinical discovery of disease causing mutations. In this area, our expertise in analyzing patient samples for mutations in cancer genes and mitochondrial DNA, as well as the discovery and validation of new disease markers, is significant. The third major application is based on our core systems capabilities for isolating DNA from mixed specimens for forensic and microbial analyses. We are also seeing some growing success in our recently sourced cytogenetics product portfolio."

    Earnings Call

    Company management will discuss second quarter 2006 financial results via teleconference on Thursday, August 10, at 5:00 p.m. Eastern Time. To access the call via telephone, dial 800-903-0258 or 785-832-2422. The company will also host a live broadcast of the call over the Internet. To listen to the webcast, investors should log on to the company's Investor Relations web page at http://www.transgenomic.com/events.asp?id=6 and follow the instructions provided. An archived recording of the conference call will be available and can be accessed via the web using the same link listed above for 14 days after the call. Investors can also listen to a replay via telephone until 11:59 p.m. Eastern Time on Thursday, August 24, 2006. Simply dial 800-839-4012 or 402-220-2981 from any telephone.

    About Transgenomic

    Transgenomic is a global biotechnology company that provides unique products and services for automated high sensitivity genetic variation and mutation analysis. Their offerings include systems, products, discovery and laboratory testing services to the academic and medical research, clinical laboratory and pharmaceutical markets in the fields of pharmacogenomics and personalized medicine. Specific offerings include Wave(TM) DHPLC systems, reagents, consumables and assay kits, Hanabi automated cytogenetics systems, and Transgenomic Discovery and CLIA Lab Services. To date there have been over 1,200 Wave systems installed in over 600 customer sites in over 35 countries and approximately 1,500 publications utilizing Transgenomic products or services. Transgenomic Discovery and Lab Services utilize their technology and expertise to provide a menu of mutation scanning tests for over 700 cancer-associated genes and more than 60 validated diagnostic tests to meet the needs of pharmaceutical and biotech companies, research and clinical laboratories, physicians and patients. For more information about the innovative systems, products and services offered by Transgenomic, please visit: www.transgenomic.com.

    Transgenomic Cautionary Statements

    Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

                               Transgenomic, Inc.
                            Summary Financial Results
            Unaudited Condensed Consolidated Statements of Operations
                  (dollars in thousands except per share data)

                                    Three Months Ended               Six Months Ended
                                         June 30,                        June 30,
                               ----------------------------    ----------------------------
                                   2006            2005            2006            2005
                               ------------    ------------    ------------    ------------
NET SALES                      $      6,189    $      6,889    $     12,686    $     13,817
COST OF GOODS SOLD                    3,140           3,403           6,654           6,932
  Gross profit                        3,049           3,486           6,032           6,885
OPERATING EXPENSES:
  Selling, general
   and administrative                 2,820           3,306           5,529           6,592
  Research and development              531             581           1,135           1,187
                                      3,351           3,887           6,664           7,779
LOSS FROM OPERATIONS                   (302)           (401)           (632)           (894)
OTHER INCOME (EXPENSE):
  Interest expense                       --             (83)             --          (1,740)
  Other, net                             44              25              88              17
                                         44             (58)             88          (1,723)
LOSS BEFORE INCOME TAXES               (258)           (459)           (544)         (2,617)
INCOME TAX EXPENSE                       --              14              17              18
LOSS FROM CONTINUING
 OPERATIONS                            (258)           (473)           (561)         (2,635)
LOSS FROM DISCONTINUED
 OPERATIONS, NET OF TAX                (125)           (525)           (139)         (1,255)
NET LOSS                       $       (383)   $       (998)   $       (700)   $     (3,890)

BASIC AND DILUTED LOSS
 PER SHARE:
  From continuing
   operations                  $      (0.01)   $      (0.01)   $      (0.01)   $      (0.08)
  From discontinued
   operations                          0.00           (0.02)           0.00           (0.04)
                               $      (0.01)   $      (0.03)   $      (0.01)   $      (0.12)
BASIC AND DILUTED
 WEIGHTED AVERAGE
 SHARES OUTSTANDING              49,189,672      34,237,042      49,187,211      32,122,502

                               Transgenomic, Inc.
                            Summary Financial Results
            Unaudited Condensed Consolidated Statements of Cash Flows
                             (dollars in thousands)

                                                          Six Months Ended
                                                              June 30,
                                                     ---------------------------
                                                         2006           2005
                                                     ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                           $       (700)  $     (3,890)
  Adjustments to reconcile net loss to net cash
   flows used in operating activities:
    Depreciation and amortization                             956          2,101
    Non-cash financing costs                                   --          1,434
    (Gain) on sale of securities                               --             (9)
    Loss on sale of assets                                      7             --
    Other                                                      --              2
  Changes in operating assets and liabilities:
    Accounts receivable                                     1,131          1,241
    Inventories                                               785            611
    Prepaid expenses and other current assets                 (90)           399
    Accounts payable                                         (477)          (841)
    Accrued expenses                                         (947)        (2,220)
    Net cash flows from (used in) operating
     activities                                               665         (1,172)
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the maturities and sale of
   available for sales securities                              --            617
  Purchase of property and equipment                         (178)          (671)
  Change in other assets                                      (41)            (1)
  Proceeds from asset sales                                    40            139
    Net cash flows from (used in) investing
     activities                                              (179)            84
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in credit line                                    --          2,050
  Payments on term note                                        --           (178)
  Issuance of common stock                                      5              7
    Net cash flows from financing activities                    5          1,879
EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES
 ON CASH                                                      135            (79)
NET CHANGE IN CASH AND CASH EQUIVALENTS                       626            712
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD            6,736          1,002
CASH AND CASH EQUIVALENTS AT END OF PERIOD           $      7,362   $      1,714

SUPPLEMENTAL CASH FLOW INFORMATION
  Cash paid during the period for:
    Interest                                         $         --   $        316
    Income taxes, net                                          17             18
  Non-cash transactions:
    Available for sale securities acquired for
     goods and services                                        --            608
    Conversions of debt to equity                              --          2,579

                               Transgenomic, Inc.
                            Summary Financial Results
                 Unaudited Condensed Consolidated Balance Sheets
                  (dollars in thousands except per share data)

                                                       June 30,     December 31,
                                                         2006           2005
                                                     ------------   ------------
                          ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                          $      7,362   $      6,736
  Accounts receivable (net of allowances for
   bad debts of $378 and $615, respectively)                6,605          7,542
  Inventories                                               2,403          2,990
  Prepaid expenses and other current assets                   709            653
  Current assets of discontinued operations                   197            197
    Total current assets                                   17,276         18,118
PROPERTY AND EQUIPMENT, NET                                 2,030          2,577
OTHER ASSETS:
  Goodwill                                                    638            638
  Other assets                                                900          1,074
  Non-current assets of discontinued operations             3,061          2,933
                                                     $     23,905   $     25,340
       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                   $      1,439   $      1,796
  Other accrued expenses                                    2,949          3,114
  Accrued compensation                                        760            602
  Current liabilities of discontinued operations            1,046          1,922
    Total current liabilities                               6,194          7,434
  Long-term debt                                               --             --
    Total liabilities                                       6,194          7,434
STOCKHOLDERS' EQUITY                                       17,711         17,906
                                                     $     23,905   $     25,340

SOURCE  Transgenomic Inc.
    -0-                             08/10/2006
    /CONTACT: Mike Summers of Transgenomic Inc., +1-402-452-5446, msummers@transgenomic.com/
    /First Call Analyst: /
    /FCMN Contact: mmurphy@transgenomic.com /
    /Web site:  http://www.transgenomic.com
                http://www.transgenomic.com/events.asp?id=6 /
    (TBIO)